Exhibit 99.1

Cycurion Secures $1.1 Million Data Modernization Contract for One of America’s Largest Counties, Further

Solidifying $73.6 Million Backlog and Mission-Essential Resilience

MCLEAN, Va., Nov. 05, 2025 (GLOBE NEWSWIRE) — Cycurion, Inc. (“Cycurion” or the “Company”) (NASDAQ: CYCU), a publicly traded leader in AI-powered technology and staffing solutions for the public sector, today announced that its subsidiary, SLG Innovation, Inc. (“SLG”), has been awarded a $1.1 million contract to modernize legacy data systems for one of America’s largest county-level public guardian offices. This high-impact engagement—delivered in partnership with a leading national provider of case management technology—adds another marquee win to Cycurion’s rapidly expanding portfolio and reinforces its indispensable role in ensuring operational continuity, even during government shutdowns.

The four-month initiative will migrate decades of sensitive case and client data from outdated AS400 and Microsoft Access environments into a secure, unified Microsoft SQL Server (MSSQL) platform. SLG will lead end-to-end execution, including data mapping, transformation logic, rigorous testing, and post-migration support—delivering enhanced data integrity, real-time accessibility, and long-term scalability to support the agency’s mission of protecting vulnerable citizens.

“This $1.1 million award is more than a contract—it’s a mandate for resilience,” said L. Kevin Kelly, CEO of Cycurion. “In one of America’s most populous counties, we’re replacing fragile legacy systems with future-proof infrastructure that powers life-critical decisions. Layered on top of our Florida State Term Contract and a $73.6 million backlog, this project underscores Cycurion’s growing prominence in mission-essential modernization—services that remain fully operational and funded, regardless of federal or state fiscal disruptions.”

Ed Burns, President of State and Local Government at Cycurion, added, “We’re not just upgrading technology—we’re safeguarding trust. This engagement demonstrates that when public agencies need precision, speed, and unbreakable reliability, they turn to Cycurion. With over 30 major wins in 2025 and a 98% retention rate, we continue to transform the government transformation, even in a shutdown.”

As a designated mission-critical provider, Cycurion ensures uninterrupted delivery of cybersecurity, data integrity, and IT modernization services—vital functions that continue seamlessly during budget impasses, securing public safety and operational stability.

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

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